                            CMG STRATEGIC EQUITY FUND
                               CMG SMALL CAP FUND
                          CMG ENHANCED S&P 500(R) FUND
                            CMG LARGE CAP VALUE FUND
                            CMG LARGE CAP GROWTH FUND
                             CMG MID CAP VALUE FUND
                             CMG MID CAP GROWTH FUND
                             CMG SMALL/MID CAP FUND
                            CMG SMALL CAP VALUE FUND
                            CMG SMALL CAP GROWTH FUND
                          CMG INTERNATIONAL STOCK FUND
                        CMG EMERGING MARKETS EQUITY FUND
                             CMG CORE PLUS BOND FUND
                               CMG CORE BOND FUND
                           CMG INTERMEDIATE BOND FUND
                            CMG SHORT TERM BOND FUND
                         CMG ULTRA SHORT TERM BOND FUND
                            CMG GOVERNMENT BOND FUND
                             CMG CORPORATE BOND FUND
                  CMG MORTGAGE AND ASSET-BACKED SECURITIES FUND
                               CMG HIGH YIELD FUND
                           CMG INTERNATIONAL BOND FUND


                       Supplement to Current Prospectuses

Effective immediately, the section entitled "Legal Proceedings" in the Funds' Prospectus is replaced in its entirety by the following:

Legal Proceedings. Columbia Management Advisors, Inc. ("CMA"), the Funds' adviser, and Columbia Funds Distributor, Inc. ("CFDI"), an affiliate of CMA, and certain of their affiliates (collectively, "Columbia") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. Columbia has informed the Funds that it has not uncovered any instances where CMA or CFDI were knowingly involved in late trading of mutual fund shares. Columbia has identified a limited number of investors who had informal arrangements for trading fund shares between 1998 and 2003. A majority of the transactions in connection with these arrangements occurred in one international fund and two domestic funds. The majority of the trading under these arrangements was made by three entities. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to the New York Attorney General and to the SEC and other regulatory authorities. To the extent that any Fund whose shares were involved in those trading activities was harmed by them, Columbia has undertaken to reimburse the Fund.

On February 24, 2004, the SEC filed a civil complaint in the United States District Court for the District of Massachusetts against CMA and CFDI, alleging that they have violated certain provisions of the federal securities laws. Also on February 24, 2004, the New York Attorney General filed a civil complaint in New York Supreme Court, County of New York against CMA and CFDI alleging that CMA and CFDI violated certain New York anti-fraud statutes. Both complaints are based on arrangements between 1998 and 2003 with nine investors for the trading of mutual fund shares. In their respective complaints, the New York Attorney General and the SEC are seeking disgorgement of profits, restitution, monetary penalties and permanent injunctions, including, in the case of the SEC, a permanent injunction from serving or acting as investment adviser or distributor of any registered fund.

CMA and CFDI are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Funds.


                                                               February 27, 2004